EXHIBIT 10-2

                               OFFICE LEASE

                  THIS LEASE, made this 5th day of April ,1999, by and between Dulles North Office Park II Corporation (hereinafter "Landlord"); and e.spire Communications, Inc. a Delaware Corporation (hereinafter "Tenant").

WITNESSETH:

 . Premises. For and in consideration of the rent hereinafter reserved and the mutual covenants hereinafter contained, Landlord does hereby lease and demise unto Tenant, and Tenant does hereby hire, lease and accept, from Landlord, approximately 25,460 gross rentable square feet as measured in accordance with BOMA (Building Owner and Management Association) standards, of space (the "Gross Area") located at 22685 Holiday Park Drive, Sterling, Virginia 20166, (the "Building"), all upon the terms and conditions hereafter set forth. That portion of the Gross Area which Tenant shall be entitled to occupy is hereinafter referred to as the "Premises" or "Demised Premises", and is outlined in red on the floor plan attached hereto as Exhibit A and by this reference made a part hereof. It is specifically understood that for purposes of calculating any payments or pro-rations hereunder, the number of gross rentable square feet set forth above shall control.

 . Term. The term of this Lease shall commence on the date hereof (the "Lease Date") and shall end one hundred and twenty (120) months after the "Rent Commencement Date", as hereinafter defined. The "Rent Commencement Date" shall be the first to occur of (i) the date Tenant actually commences occupancy of the Premises, or (ii) one hundred five (105) days after Landlord delivers the Premises to Tenant with the work described in Exhibit C completed. In the event the Rent Commencement Date is a date other than the first day of a calendar month, the term of the Lease shall run for the number of months set forth above from the first day of the calendar month following the Rent Commencement Date. The parties agree that they shall execute an agreement specifying the Rent
Commencement Date and the date of termination of this Lease and such other matters as Landlord may require (the "Commencement and Estoppel Agreement" attached hereto as Exhibit D). Tenant agrees, to execute and deliver to Landlord said agreement within fifteen (15) calendar days' after receipt of written notice from Landlord.

 .        Rent.

         () Commencing with the Rent Commencement Date, Tenant shall pay as annual rent for the Premises the sum of Three Hundred Forty-three Thousand Seven Hundred Ten and 00/100 Dollars ($343,710.00) per annum, payable in equal monthly installments of Twenty-eight Thousand Six Hundred Forty-two and 50/100 Dollars ($28,642.50) each (the "Base Rent"). All such monthly installments of rent shall be payable to Landlord at the address specified in Article 33 of this Lease, in advance, without previous notice or demand therefor, and without deduction, setoff or recoupment, with the first monthly installment to be due and payable no later than the Rent Commencement Date and each subsequent monthly installment to be due and payable on the first day of each and every month following the Rent Commencement Date during the term hereof. If the Rent Commencement Date is a date other than the first day of a month, rent for the period commencing with and including the Rent Commencement Date until the first day of the following month shall be pro-rated at the rate of one-thirtieth (l/30th) of the fixed monthly rental per day.
                  () Tenant shall pay Base Rent in the amount of Three Hundred Forty-three Thousand Seven Hundred Ten and 00/100 Dollars ($343,710.00) per annum, payable in equal monthly installments of Twenty-eight Thousand Six Hundred Forty-two and 50/100 Dollars ($28,642.50) each for the period commencing on the Rent Commencement Date and ending on the last day of the first Lease Year, inclusive;

                  () Tenant shall pay Base Rent in the amount of Three Hundred Fifty-four Thousand Twenty-one and 36/100 Dollars ($354,021.36) per annum, payable in equal monthly installments of Twenty-nine Thousand Five Hundred One and 78/100 Dollars ($29,501.78) each for the period commencing on the first day of the second Lease Year and ending on the last day of the second Lease Year, inclusive;

                  () Tenant shall pay Base Rent in the amount of Three Hundred Sixty-four Thousand Six Hundred Forty-one and 96/100 Dollars ($364,641.96) per annum, payable in equal monthly installments of Thirty Thousand Three Hundred Eighty-six and 83/100 Dollars ($30,386.83) each for the period commencing on the first day of the third Lease Year and ending on the last day of the third Lease Year, inclusive;

                  () Tenant shall pay Base Rent in the amount of Three Hundred Seventy-five Thousand Five Hundred Eighty-one and 16/100 Dollars ($375,581.16) per annum, payable in equal monthly installments of Thirty-one Thousand Two Hundred Ninety-eight and 43/100 Dollars ($31,298.43) each for the period commencing on the first day of the fourth Lease Year and ending on the last day of the fourth Lease Year, inclusive;

                  () Tenant shall pay Base Rent in the amount of Three Hundred Eighty-six Thousand Eight Hundred Forty-eight and 56/100 Dollars ($386,848.56) per annum, payable in equal monthly installments of Thirty-two Thousand Two Hundred Thirty-seven and 38/100 Dollars ($32,237.38) each for the period commencing on the first day of the fifth Lease Year and ending on the last day of the fifth Lease Year, inclusive;

                  () Tenant shall pay Base Rent in the amount of Four Hundred Thirty-six Thousand Six Hundred Forty-four and 00/100 Dollars ($436,644.00) per annum, payable in equal monthly installments of Thirty-six Thousand Three Hundred Eighty-seven and 00/100 Dollars ($36,387.00) each for the period commencing on the first day of the sixth Lease Year and ending on the last day of the sixth Lease Year, inclusive;

                  () Tenant shall pay Base Rent in the amount of Four Hundred Forty-Nine Thousand Seven Hundred Forty-three and 32/100 Dollars ($449,743.32) per annum, payable in equal monthly installments of Thirty-seven Thousand Four Hundred Seventy-eight and 61/100 Dollars ($37,478.61) each for the period commencing on the first day of the seventh Lease Year and ending on the last day of the seventh Lease Year, inclusive;

                  () Tenant shall pay Base Rent in the amount of Four Hundred Sixty-three Thousand Two Hundred Thirty-five and 64/100 Dollars ($463,235.64) per annum, payable in equal monthly installments of Thirty-eight Thousand Six Hundred Two and 97/100 Dollars ($38,602.97) each for the period commencing on the first day of the eighth Lease Year and ending on the last day of the eighth Lease Year, inclusive;

                  () Tenant shall pay Base Rent in the amount of Four Hundred Seventy-seven Thousand One Hundred Thirty-two and 72/100 Dollars ($477,132.72) per annum, payable in equal monthly installments of Thirty-nine Thousand Seven Hundred Sixty-one and 06/100 Dollars ($39,761.06) each for the period commencing on the first day of the ninth Lease Year and ending on the last day of the ninth Lease Year, inclusive;

                  () Tenant shall pay Base Rent in the amount of Four Hundred Ninety-one Thousand Four Hundred Forty-six and 68/100 Dollars ($491,446.68) per annum, payable in equal monthly installments of Forty Thousand Nine Hundred Fifty-three and 89/100 Dollars ($40,953.89) each for the period commencing on the first day of the tenth Lease Year and ending on the last day of the term of this Lease.

         () () Landlord hereby acknowledges receipt of Thirty-five Thousand Sixty Hundred Sixty- five and 22/100 Dollars ($35,665.22) which shall constitute prepayment of the first full month's Base Rent, Real Estate Taxes and Annual Operating charge as set forth below.

                  () Landlord hereby acknowledges receipt of the letter of Credit described in Article 53 to be held as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expel understood that the deposit shall not be considered an advance payment of rental or a measure of Landlord's damage in case of default by Tenant. Upon the occurrence of any event of default by Tenant or breach by Tenant of Tenant's covenants under this Lease, Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent and/or any damage, injury, expense or liability caused to Landlord by the event of default or breach of covenant. In the event that Tenant shall fully and faithfully comply with all the terms, conditions and covenants of this Lease, any part of the security not used or retained by Landlord shall be returned to Tenant after the expiration date of the term of this Lease and after delivery of exclusive possession of the Premises to Landlord; provided, however, that Landlord may retain all or a portion of the security for a period of not more than one hundred eighty (180) days until Landlord makes the final annual adjustments of Annual Operating Costs and Real Estate Taxes and ascertains Tenant's share of such amounts which accrued prior to the expiration of the term.

         () For all purposes of this Lease, the term "Lease Year" shall be defined to mean a period of twelve (12) full calendar months. The first Lease Year shall commence on the Rent Commencement Date (or on the first day of the first calendar month following the Rent Commencement Date if said date is other than the first day of a calendar month), and each succeeding Lease Year shall commence on the anniversary date of the beginning of the first Lease Year.

         () The amounts set forth in this Lease for payment of Minimum Rent, Annual Operating Costs and Real Estate Taxes (see Article 5) are predicated upon the Premises being the size recited in Article 1. Promptly upon delivery of possession of the Premises by Landlord to Tenant, Landlord will cause its architect to measure and certify to Tenant the square footage of floor area of the Premises, and if said measurement indicates that the Premises are larger or smaller than the size recited in this Lease, the parties hereto shall promptly execute a supplemental instrument adjusting, as applicable, the amounts payable by Tenant for Minimum Rent, Annual Operating Costs and Real Estate Taxes to conform to such measurement. If Tenant shall have made any payments to Landlord prior to the determination of such exact measurement, a prompt adjustment shall be made in said payments to reflect the accurate figures.

 .        Rent Escalation.  (INTENTIONALLY DELETED)

 .        Annual Operating Costs.

         ()       Tenant  agrees to pay to  Landlord,  as  additional  rent, its  Pro-Rata  Share (as  hereinafter defined) of Annual Operating Costs
(as hereinafter deemed).

         () Tenant shall pay to Landlord on the Rent Commencement Date and on the first day of each calendar month thereafter, as its estimated payment of the Annual Operating Costs, the sum of $7,022.72, calculated at the rate of $3.31 per square foot. If the Rent Commencement Date is a date other than the first day of the month, Tenant's Pro-Rata share shall be pro-rated in the same manner as Base Rent under Article 3 hereof Within one hundred eighty (180) days following each September 30 during the term hereof, Landlord shall submit to Tenant a statement (the "Annual Statement") in reasonable detail of the actual Annual Operating Costs for the twelve month period ending September 30 of each year ("Fiscal Year"). If such statement shows that Tenant's share of the actual Annual Operating Costs exceeded Tenant's monthly payments, then Tenant shall immediately pay the total amount of such deficiency to Landlord, or, if Tenant has paid an amount in excess of its Pro-Rata Share, such overpaid amount shall be applied to Tenant's next monthly payment or directly to Tenant if such occurs after the expiration or earlier termination of the Lease. Thereafter, upon receipt of such succeeding Annual Statement, Tenant's monthly payments during the period covered by said Annual Statement shall be adjusted to the actual Annual Operating Cost, and such adjustment shall be paid within thirty (30) days of the date of said Statement. The amount of the actual Annual Statement shall be used as the basis for calculating Tenant's monthly payments for the next succeeding t verve (12) month period.

         () All monthly payments as may be required hereunder shall be payable in full on the first day of each of the calendar month. Failure of the Landlord to provide any Annual Statement within the said one hundred eighty (180) day period shall not constitute a waiver by Landlord or Tenant of its rights to payments due pursuant to this Article, and the obligations hereunder shall survive the expiration or other termination of this Lease.

         () For any applicable Fiscal Year that begins prior to the Rent Commencement Date or ends after the expiration date of this Lease, the amount due for that Fiscal Year shall be apportioned on a per diem basis so that only that portion attributable to the portion of such Fiscal Year that occurs during the term of this Lease, shall be payable by Tenant.

         () Tenant's share of Annual Operating Costs ("Tenant's Pro-Rata Share") for each full or partial fiscal year selected by Landlord during the Term shall be computed by Landlord by multiplying the amount of Annual Operating Costs by a fraction obtained by dividing the total number of gross rentable square feet of space contained in the Premises by the total gross rentable area contained within the Building from time to time. Tenant's Pro-Rata Share is estimated to be 32.2% of the Annual Operating Costs for the Building and the Property upon which said Building is situated (collectively called the "Property") on the date of this Lease.

         () Annual Operating Costs as used herein shall mean all costs of operation, maintenance and repair of the Property, (except structural repairs), and its appurtenances, and shall include the following by way of illustration but not limitation: Real Estate Taxes (as hereinafter defined), the cost of labor, materials and services for the operation, maintenance and repair of the Building and its appurtenances (including service roads and parking areas), including but not limited to, water and sewer charges; heating, ventilating and air conditioning maintenance and repairs; refuse and rubbish disposal; snow removal; license, permits and inspection fees; maintenance and service contracts customarily maintained for similar buildings; management fees; all landscaping costs (including upgrades and replacements thereto); parking lot lighting; watchman, guards, and any personnel engaged in the operation, maintenance or repair of the Property and its appurtenances together with payroll taxes and employee benefits applicable thereto; reserve for asphalt and roof repairs; Landlord's administrative costs equal to fifteen percent (15%) of the Annual Operating Costs (excluding Real Estate Taxes); and insurance. Expenses related to a specific tenant's premises which are not a general benefit to the other tenants of the Building and legal fees incurred in connection with other tenant's leases or the enforcement thereof shall not be included in Annual Operating Costs.

         () The term "Real Estate Taxes" means all taxes, rates and assessments, general and special, levied or imposed with respect to the land, buildings and improvements comprising the Property, including all taxes, rates and assessments, general and special, levied or imposed for schools, public betterment, general or local improvement and operations and taxes imposed in connection with any special taxing district. If the system of real estate taxation shall be altered or varied and any new tax or levy shall be levied or imposed on said land, buildings and improvements, then any such new tax or levy shall be included within the term "Real Estate Taxes". Should any governmental taxing authority acting under any regulation, levy, assess, or impose a tax, excise and/or assessment however described (other than an income or franchise tax) upon, against, on account of, or measured by, in whole or in part, the rent expressly reserved hereunder, or upon the rent expressly reserved under any other leases or leasehold interests in the Property, as a substitute (in whole or in part) or in addition to any existing real estate taxes on land and buildings and otherwise, such tax or excise on rents shall be included within the term "Real Estate Taxes". Actual reasonable expenses (consisting of reasonable attorneys' fees, consulting fees, expert witness fees and similar costs) incurred by Landlord in obtaining or attempting to obtain a reduction of any Real Estate Taxes shall be added to and included in the amount of any such Real Estate Taxes. Real Estate Taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the liability of Tenant under this Article, provided, however, that in the event that Tenant shall have paid any amount of increased rent pursuant to this Article 5 and the Landlord shall thereafter receive a refund of any portion of any Real Estate Taxes on which such payment shall have been based, Landlord shall pay to Tenant the Pro Rata portion of such refund. Landlord shall have no obligation to contest, object to or litigate the levying or imposition of any Real Estate Taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion to abandon any contest with respect to the amount of any Real Estate Taxes without consent or approval of the Tenant; provided, however, that Tenant's Pro-Rata share of expenses related to an appeal of Real Estate Taxes which is abandoned by Landlord shall not exceed $20,000.00.

         () Notwithstanding anything set forth in Article 5 to the contrary, if the average occupancy level of the Building for any calendar is less than 100%, the Operating Expenses for such calendar year shall be increased by the additional Operating Expenses, as reasonably estimated by Landlord, that would have been incurred by Landlord in providing the same services provided to Tenant (and included in Operating Expenses) if the average occupancy level of the Building for the calendar year had been 100%. For purposes of the preceding sentence, the "average occupancy of the Building" for any calendar year shall be the arithmetic average of the Building Rentable Area occupied by tenants on the first day of each month during the calendar year.

         () Tenant, upon not less than ten (10) days written notice to Landlord, shall have reasonable access during normal business hours in Landlord's headquarters office to inspect the books and records of Landlord relating to Annual Operating Costs and/or to have such books and records audited or reviewed, at Tenant's expense, for the purpose of verifying the Annual Operating Costs statement. Tenant shall bear all costs relating to such inspection, including, but not limited to, costs of photocopies. Any discrepancy in Tenant's Proportionate Share shall be promptly corrected by a payment of any shortfall to Landlord by Tenant within thirty (30) days after the applicable audit, or by a credit against the next payment(s) of Annual Operating Costs due under this Lease. Tenant shall keep the results of any audit of Annual Operating Costs confidential.

 .        Additional Rent.

         () Tenant shall (i) pay directly for all utility services directly metered to the Tenant, including all charges associated with the metering therefor; (ii) pay directly for all telephone charges; and (iii) be responsible for the prompt and sanitary storage of Tenant's refuse and rubbish in the Premises.

         () Any amounts required to be paid by Tenant hereunder and any charges or expenses incurred by Landlord on behalf of Tenant under the terms of this Lease shall be considered additional rent payable in the same manner and upon the same terms and conditions as the rent reserved hereunder. Any failure on the part of Tenant to pay such additional rental when and as the same shall become due shall entitle Landlord to the remedies available to it for non-payment of rent. Tenant's failure to object to any statement, invoice or billing rendered by the Landlord within a period of one hundred twenty (120) days after receipt thereof shall constitute Tenant's acquiescence with respect thereto, and such statement, invoice or billing shall thereafter be deemed to be correct and shall be an account stated between Landlord and Tenant.

 .        Laws and Ordinances.

         () Tenant will, at its own cost, promptly comply with and carry out all orders, requirements or conditions now or hereafter imposed upon it by the ordinances, laws and/or regulations of the municipality, county and/or state in which the Premises are located, whether required of Landlord or otherwise, in the conduct of Tenant's business, including, without limitation, all local, state and federal laws and regulations respecting the storage, handling and use of any hazardous waste, infectious waste or other hazardous materials, except that Landlord shall comply with any orders affecting structural walls and columns unless due to Tenant's particular business or use of the Premises. Tenant will indemnify and save Landlord harmless from all penalties, claims, and demands resulting from Tenant's failure or negligence in this respect.

         () Landlord shall comply with all laws and regulations with regard to the Common Area of the Building and structural portions of the Building which Landlord is required to repair pursuant to the terms of this Lease. In addition, Landlord shall cause the Common Facilities to conform to all applicable legal and insurance requirements, including the Americans with Disabilities Act ("ADA"), and the Board of Insurance Underwriters. Landlord will indemnify and save Tenant harmless from all penalties, claims and demands resulting from Landlord's failure or negligence in this respect.

 .        Furniture; Fixtures; Electrical Equipment.

         () Tenant shall not place a load upon the floor of the Premises exceeding two hundred (200) pounds per square foot without Landlord's prior written consent. Business machines, mechanical equipment and materials belonging to Tenant which cause vibration, noise, cold, heat or fumes that may be transmitted to the Building or to any other leased space therein to such a degree as to be objectionable to Landlord or to any other tenant in the Building shall be placed, maintained, isolated, stored and/or vented by Tenant at its sole expense so as to absorb and prevent such vibration, noise, cold, heat or fumes. Tenant shall not keep within or about the Premises any dangerous, flammable, toxic or explosive material beyond standard office materials, except in strict compliance with laws and in amounts actually necessary for conduct of Tenant's business. Tenant shall indemnify Landlord and hold it harmless against any and all damage, injury, or claims resulting from the moving of Tenant's equipment, furnishings and/or materials into or out of the Premises or from the storage or operation of the same. Any and all damage or injury to the Premises, the Building, or the Property caused by such moving, storage or operation shall be repaired by Tenant at Tenant's sole cost.

         () Tenant shall not install any equipment whatsoever which will or may necessitate any changes, replacements or additions to the water system, plumbing system, heating system, air conditioning system or the electrical system of the Premises without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed. Tenant shall, at its sole cost and expense, pay all charges for electricity used by the Tenant during the term of this Lease, including that used for interior lighting and the operation of the heating and air conditioning system in the Premises.

 .        Alterations.

         () Tenant shall make no alterations or changes, structural or otherwise, except for non-structural alterations which are cosmetic in nature (i.e., consisting of painting and carpeting) to any part of the Premises, either exterior or interior, without Landlord's written consent (such consent not to be unreasonably delayed, withheld in the case of Landlord's improvements made in accordance with Article 26 below). In the event of any such approved changes, Tenant shall have all work done at its own expense. Request for such consent shall be accompanied by plans stating in detail precisely what is to be done. Tenant shall comply with the building codes, regulations and laws now or hereafter to be made or enforced in the municipality, county and/or state, which pertain to such work. Any additions, improvements, alterations and/or installations made by Tenant (except only office furniture, business and trade fixtures or any equipment including but not limited to, Network Operations Equipment (as defined in Paragraph 12) and related communication and equipment and wiring) shall become and remain a part of the Building and be and remain Landlord's property upon the termination of Tenant's occupancy of said Premises, unless Landlord shall advise Tenant at the time of Landlord's consent to any such addition or alteration, that such addition or alteration, etc. will be required to be removed by Tenant upon the expiration or termination of this Lease, Tenant shall not be required to remove any such alteration or addition. Tenant shall save Landlord harmless from and against all expenses, liens, claims or damages to either property or person which may or might arise by reason of the making of any such additions, improvements, alterations and/or installations. Landlord reserves the right to change, increase or reduce, from time to time, the number, composition, dimensions or location of any parking areas, signs, the Building name, service areas, walkways, roadways or other common areas or make alterations or additions to the Building, in its sole discretion provided, however, that if such changes (i) materially and adversely affect Tenant's use of the Premises, or the parking or common areas, or (ii) materially reduce the Building's level of common area finishes and services, Landlord shall not make such changes without Tenant's prior approval, which shall not be unreasonably withheld, conditioned or delayed. Landlord's approval of Tenant's plans and specifications under this Article 9 or any other provisions of this Lease is solely for the purpose of ascertaining whether Tenant's proposed alterations will have an adverse impact on the structural components or Common Facilities of the Building and to insure the aesthetic and architectural harmony of the Tenant's proposed alterations with the remainder of the Building. No approval of plans by Landlord shall be deemed to be a representation or warranty by Landlord that such plans or the work provided for therein will comply with applicable codes, laws or regulations or be in conformance with any insurance or other requirements which affect the Premises or the Building, and Tenant shall have the sole responsibility of complying with all such requirements notwithstanding Landlord's approval of Tenant's plans.

         () NOTICE IS HEREBY GIVEN THAT LANDLORD SHALL NOT BE LIABLE FOR ANY LABOR OR MATERIALS FURNISHED OR TO BE FURNISHED TO TENANT UPON CREDIT, AND THAT NO MECHANICS' OR OTHER LIEN FOR ANY SUCH LABOR OR MATERIALS SHALL ATTACH TO OR AFFECT THE ESTATE OR INTEREST OF LANDLORD IN AND TO THE PREMISES OR THE BUILDING. WHENEVER AND AS OFTEN AS ANY LIEN ARISING OUT OF OR IN CONNECTION WITH ANY WORK PERFORMED, MATERIALS FURNISHED OR OBLIGATIONS INCURRED BY OR ON BEHALF OF TENANT SHALL HAVE BEEN FILED AGAINST THE PREMISES OR THE BUILDING, OR IF ANY CONDITIONAL BILL OF SALE SHALL HAVE BEEN FILED FOR OR AFFECTING ANY MATERIALS, MACHINERY OR FIXTURES USED IN THE CONSTRUCTION, REPAIR OR OPERATION THEREOF, OR ANNEXED THERETO BY TENANT, TENANT SHALL FORTHWITH TAKE SUCH ACTION BY BONDING, DEPOSIT OR PAYMENT AS WILL REMOVE OR SATISFY THE LIEN OR CONDITIONAL BILL OF SALE WITHIN THIRTY (30) DAYS OF LANDLORD'S WRITTEN REQUEST THEREFOR, NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED HEREIN SHALL LIMIT TENANT'S RIGHT TO CONTEST SUCH LIEN.

 .        Damage.

         () If the Premises are damaged by fire or other cause covered by Landlord's policy of fire insurance with extended coverage or other property damage insurance carried by Landlord, the damage shall be repaired by and at the expense of Landlord and the rent until such repairs shall have been made shall abate pro-rata according to the part of the Premises which is unusable by Tenant. However, if such damage was caused by the negligence of Tenant, its employees, agents, contractors, visitors or licensees, then all rentals shall be payable by Tenant during such period. Due allowance shall be made for reasonable delay which may arise by reason of adjustment of fire insurance by Landlord, and for personnel delay on account of "labor troubles" or any other cause beyond Landlord's control. If, however, the Premises are rendered wholly untenantable by fire or other cause and Landlord shall decide not to rebuild, the same, or if the entire Building be so damaged that Landlord shall decide to demolish it or not to rebuild it, then or in any of such events, Landlord may, at its option, cancel and terminate Lease by giving Tenant notice in writing of its intention to cancel this Lease, whereupon the term of this Lease shall terminate upon the thirtieth (30th) day after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord. In neither of the certain contingencies in this paragraph mentioned shall there be any liability on the part of Landlord to Tenant covering or in respect of any period during which the occupation of said Premises by Tenant may not be possible because of the matters hereinabove stated, nor shall Landlord be liable for any damage incurred by Tenant other than Landlord's obligation to repair the Premises as contained herein.

         () Notwithstanding anything to the contrary contained in this Lease, if the Premises are damaged or destroyed by fire, accident, the elements or other casualty (a "Casualty") to the extent that it will not be possible to rebuild the Premises within one hundred eighty (180) days after the date of the Casualty, Landlord shall notify Tenant within thirty (30) days after such Casualty of Landlord's good faith estimate of the time needed to undertake reconstruction of the Premises. If (i) Tenant is not then in default under this Lease beyond the expiration of any applicable notice and cure period, and (ii) the damage was not caused by Tenant's negligence or willful misconduct, Tenant shall have the right to terminate this Lease by giving to Landlord notice of such termination within fifteen (15) days after Landlord provides notice of such good faith estimate. In the event that Landlord or Tenant do not exercise a right of termination as provided in this Lease, Landlord shall commence to repair the damage caused by such Casualty and, thereafter, shall diligently and continuously pursue completion of such repairs, within the estimated completion date as set forth in Landlord's notice. If Landlord fails to substantially complete the repairs within the estimated completion date, Tenant shall have the right and option, as its sole and exclusive remedy upon no less than thirty (30) days prior notice to Landlord to terminate this Lease; provided, however, that any termination of this Lease by Tenant shall be null and void if Landlord substantially completes repairs within thirty (30) days after receipt of Tenant's notice of termination.

 . Condemnation. If the Premises or any part thereof shall be taken by any governmental or quasi-governmental authority pursuant to the power of eminent domain, or by deed in lieu thereof, Tenant agrees to make no claim for compensation in the proceedings, and hereby assigns to Landlord any rights which Tenant may have to any portion of any award made as a result of such taking with respect to the real property including, without limitation, the Building and the Tenant's leasehold, and this Lease shall terminate as to the portion of the Premises taken by the condemning authority and rental shall be adjusted to such date, but Tenant shall be permitted to file a separate claim for any personal property of Tenant which is taken. The foregoing notwithstanding, Tenant shall be entitled to claim, prove and receive in the condemnation proceedings such awards as may be allowed for relocation expenses and for fixtures and other equipment installed by it which shall not, under the terms of this Lease, be or become the property of Landlord at the termination hereof, but only if such awards shall be made by the condemnation court in addition to and stated separately from the award made by it for the land and the Building or part thereof so taken. Tenant shall have the right to terminate this Lease if the portion of the Property, Building or Premises taken materially interferes with Tenant's use of the Premises. If the nature, location or extent of any proposed condemnation affecting the Building is such that Landlord elects in good faith to demolish the Building, then Landlord may terminate this Lease by giving at least sixty (60) days' or such time as permitted by the condemning authority written notice of termination to Tenant at any time after such condemnation and this Lease shall terminate on the date specified in such notice.

 . Use of Premises. The Premises shall be used and occupied by Tenant solely for the following uses: (i) operation, installation, maintenance, repair and replacement of the communications equipment of Tenant and its customers, (ii) the location and operation of Network Operations Center Equipment (hereinafter defined), (iii) general office use, (iv) receiving, storing, light assembly and selling (other than retail) products, materials and merchandise make and/or
distributed  by  Tenant,   and  (v)  those  uses  as  permitted  in  Article  52
hereinbelow. "Network Operations Equipment" shall mean the following equipment of Tenant (i) telecommunications switching equipment and transport nodes and telecommunications equipment of Tenant's customers, (ii) AC and DC power equipment, sealed batteries, and generators (iii) projection and computer equipment to facilitate network management and monitoring, and (iv) computer and data processing equipment. The term "Network Operations Center" shall mean an area of the Premises used for the location and operation of the Network Operations Center Equipment. The Premises shall not be used for any illegal purpose or in violation of any valid regulation of any governmental body, or in any manner to (i) create any nuisance or trespass; (ii) annoy or embarrass Landlord or any other tenant of the Property; (iii) vitiate any insurance; or
(iv) alter the classification or increase the rate of insurance on the property.

 . Repairs by Tenant. Tenant shall be responsible for repairing, maintaining and cleaning the Premises and the fixtures therein, keeping same in good order and condition consistent with comparable Buildings during the term of this Lease at its sole cost and expense, and will, at the expiration or other termination of the term hereof, surrender and deliver up the same and all keys, locks and other fixtures connected therewith (except only office furniture, business equipment, trade fixtures and Network Operations Equipment and related equipment, cable and wiring, but Tenant shall repair any such damage caused by such removal) in safe, clean, sanitary, and non-hazardous condition, and otherwise in good order and condition, as the same were required to be in on the date Tenant occupied the Premises for the conduct of Tenant's business, ordinary wear and tear excepted. With respect to property damage only, Landlord will be liable for property damage caused by the negligence of Landlord or its agents or employees, subject, however, to the waiver of subrogation set forth in paragraph 17.e.

 .        Repairs by Landlord.

         () Landlord shall have no duty to Tenant to make any repairs or improvements to the interior of the Premises except Landlord shall be responsible for structural repairs and any repairs necessary for safety and tenantability, and then only if not brought about by any act or neglect of Tenant, its agents, employees or invitees. Landlord shall not be liable for any damage caused to the property of Tenant, its agents, employees or invitees, due to the Property or the Building or any part or appurtenances thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of water or sewer, or from electricity, or from any other cause whatsoever, and Tenant agrees to look solely to its own insurance for compensation for any such damage or loss. Tenant agrees to endeavor to report immediately in writing to Landlord any defective condition in or about the Premises known to Tenant. Landlord shall not be liable for failure to furnish or for suspension or delay in furnishing such services due to breakdown, maintenance, or repair work, strike, riot, civil commotion, governmental action or any other cause beyond the reasonable control of Landlord, or for interruptions of service for reasonable periods in connection with construction work being performed in the Building; notwithstanding the foregoing, Landlord shall use reasonable efforts not to affect Tenant's use of Building/Premises as a result of work described above. Interruption of service(s) that continues beyond three (3) consecutive days as a result of Landlord's negligence shall entitle Tenant to an abatement of rent.

         () If Landlord defaults in its obligations to maintain and repair the Premises in accordance with the provisions of this Lease, and such failure of Landlord will have a material adverse effect on Tenant's ability to operate its business in the Premises, and any such failure continues for a period in excess of thirty (30) days after Landlord receives Tenant's written notice of such default, then Tenant may, at its option and at its risk, perform any such maintenance or repairs; provided, however, that if any such default of Landlord cannot with due diligence and commercially reasonable efforts be cured by Landlord within the thirty (30) day period after receipt of Tenant's notice, the period for cure by Landlord shall be extended if, within such thirty (30) day period Landlord commences and thereafter diligently pursues the cure of any such default.

         () If Tenant elects to cure a default of Landlord, then the reasonable costs incurred by Tenant in curing any default of Landlord in accordance with paragraph (b) above shall be reimbursed to Tenant by Landlord within thirty days after Landlord's receipt of (i) Tenant's invoice for such costs, and (ii) copies of paid invoices for all such work or expenses incurred, and (iii) if applicable, lien waivers from all contractors, subcontractors, material suppliers or other parties having lien rights involved in the performance of such work. Lien waivers shall not be required if Tenant provides proof that contractors, subcontractors or other parties having lien rights have been paid in full or, in the sole opinion of Landlord, the time period for perfecting such liens has expired. Tenant shall defend, indemnify and save Landlord harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to or interference with property or the premises of other tenants arising from or out of any exercise of any rights granted to Tenant under this Article 14.

         () Pursuit of any of the foregoing remedies shall not preclude Tenant from pursuing any other remedies herein or at law or in equity provided, nor shall pursuit of any remedy by Tenant constitute a forfeiture or waiver of any amount due to Tenant hereunder or of any damages accruing to Tenant by reason of Landlord's violation of any of the covenants and provisions of this Lease.

         () If Landlord defaults in its obligations to maintain and repair the Building in accordance with the provisions of this Lease, and such failure of Landlord will have a material adverse effect on Tenant's ability to operate its business in the Premises, and any such failure continues for a period in excess of thirty (30) days after Landlord receives Tenant's written notice of such default, then Tenant may pursue any remedy available at law or in equity with respect to such default of Landlord; provided, however, that if any such default of Landlord cannot with due diligence and commercially reasonable efforts be cured by Landlord within the thirty (30) day period after receipt of Tenant's notice, the period for cure by Landlord shall be extended if, within such thirty
(30) day period Landlord commences and thereafter diligently pursues the cure of any such default.

 .        Roof Rights.  Except as otherwise  provided in this Lease,  Landlord shall have the exclusive right to use all or any portion of the roof of the Building for any purposes.

 . Landlord's Remedies Upon Default. In the event Tenant shall default in the payment, when due, of any installment of rent or other charges or money obligation to be paid by Tenant hereunder (all of which monetary obligations of Tenant shall bear interest at the highest rate allowable by law, not to exceed eighteen percent (18%) per annum, from the date due until paid in full) within five (5) business days after the date any such amount is due; provided, however, that Tenant shall not be in default with respect to the first two (2) monetary payments received after such five (5) day period in any Lease Year until five
(5) days after Tenant's receipt of written notice of such late payment; or if Tenant shall default in performing any of the covenants, terms or provisions of this Lease (other than the payment, when due, of any of Tenant's monetary obligations hereunder) or any of the Rules and Regulations now or hereafter established by Landlord to govern the operation of the building and fails to cure such default within 30 calendar days after written notice thereof from Landlord; provided, however, that, solely with respect to non-monetary defaults which cannot with due diligence and best efforts be cured within such thirty
(30) day period if, within such thirty (30) day period Tenant commences and thereafter diligently pursues the cure of any such non-monetary default, Tenant shall be granted an additional reasonable period of time to effect a cure; or if Tenant shall abandon the Premises and discontinue timely rental payments; or if Tenant is adjudicated a bankrupt; or if a permanent receiver is appointed for Tenant's property; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof, is or is proposed to be, reduced or payment thereof deferred, or if Tenant makes an assignment for the benefit of creditors or if Tenant's property or effects should be levied upon or attached under process against Tenant, not satisfied or dissolved within 10 calendar days after written notice from Landlord to Tenant to obtain satisfaction thereof; then, and in any of said events, Landlord, at its option may pursue any one or more of the following remedies without any notice or demand whatsoever:

         . Landlord, at its option, may at once, or at any time thereafter terminate this Lease by written notice to Tenant, whereupon this Lease shall end concurrently with the receipt by Tenant of such notice. Upon such termination by Landlord, Tenant will at once surrender possession of the Premises to Landlord and remove all of Tenant's effects therefrom, and Landlord may forthwith re-enter the Premises and repossess himself thereof, and remove all persons and effects therefrom, using such force as may be necessary, without being guilty of trespass, forcible entry, detainer or other tort.

         . Landlord may, without terminating this Lease, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor, and, if Landlord so elects, make such alterations and repairs as, in Landlord's judgment, may be necessary to relet the Premises, and relet such space or any part thereof for such rent and for such period of time and subject to such terms and conditions as Landlord may deem advisable and receive the rent therefor. Upon each such reletting, all rent received by Landlord from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, including interest thereon; second, to the payment of any loss or expense of such reletting, including brokerage fees, reasonable attorneys' fees, advertising and promotion expenses and the cost of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, together with interest thereon as herein provided; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Tenant agrees to pay to Landlord, on demand, any deficiency that may arise by reason of such reletting. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such prior default.

         . In the event Landlord terminates this Lease in accordance with the provisions of this Article 16, Landlord may, in addition to any other remedy it may have, recover from Tenant all damages and expenses Landlord may suffer or incur by reason of Tenant's default hereunder, including, without limitation, the cost of recovering the Premises, reasonable attorneys' fees and the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to the rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term based upon a reduction to present value calculation at the rate of ten percent (10%), all of which sums shall become immediately due and payable by Tenant to Landlord upon demand of Landlord.

         . Anything in this Lease to the contrary notwithstanding, in order to cover the extra expense involved in handling delinquent payments, Tenant shall pay a "late charge" of Two Hundred Fifty and No/100 Dollars ($250.00) when any installment of rent (basic or otherwise, as may be considered additional rental under this Lease) is paid more than seven (7) business days after the due date thereof. It is hereby understood that this charge is for extra expenses incurred by the Landlord in processing the delinquency and shall not be considered interest.

         . Pursuit of any of the foregoing remedies shall not preclude Landlord from pursuing any other remedies herein or at law or in equity provided, nor shall pursuit of any remedy by Landlord constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of Tenants violation of any of the covenants and provisions of this Lease.

 .        Insurance.

         . Tenant agrees that it will indemnify and save Landlord harmless from any and all liabilities, damages, causes of action, suits, claims, judgments, costs and expenses of any kind (including reasonable attorneys' fees) (i) relating to or arising from or in connection with the possession, use, occupation, management, repair, maintenance or control of the Premises or any portion thereof, or (ii) arising from or in connection with any act or omission of Tenant or Tenant's agents, employees or invitees, or (iii) resulting from any injury to person or property or loss of life sustained in or about the Premises. To assure such indemnity, Tenant shall carry and keep in full force and effect at all times during the term of this Lease for the protection of Landlord and Tenant herein, commercial general liability insurance with limits of at least Two Million Dollars ($2,000,000.00) combined single limit for each occurrence, with an approved insurance company, and Tenant shall deliver to Landlord a copy of said policy or a certificate showing the same to be in full force and effect prior to the Rent Commencement Date and at least annually thereafter.

         . Throughout the Lease Term, Tenant shall insure, for their full insurable value, the contents of the Premises, including furnishings, fixtures and equipment used or installed in the Premises and Network Operations Center (as defined in Article 55) by or on behalf of Tenant, including the Network Operations Equipment defined in Article 12 and the other personal property of Tenant in the Premises, against loss due to fire and other casualties included in broad form property insurance policies, with an agreed amount endorsement and replacement cost coverage. Throughout the Lease Term, Tenant shall also carry business interruption insurance, provided however, that irrespective of such business interruption, Tenant shall be entitled to rent abatement as described in Articles 14 (a) and 56 herein.

         . Said public liability and property damage insurance policies and any other insurance policies carried by Tenant with respect to the Premises, shall
(i) be issued by good and solvent insurance companies qualified to do business in the Commonwealth of Virginia and reasonably satisfactory to Landlord; (ii) be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry; (iii) provide for at least 30 days' prior written notice to Landlord of any cancellation or other expiration of such policy or any defaults thereunder, Tenant's liability insurance policy shall name Landlord and Landlord's managing agent (and, if so requested, Landlord's mortgagee) as additional insureds. Neither the issuance of any insurance policy required hereunder, nor the minimum limits specified herein with respect to the Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease.
         . Landlord shall maintain (i) public liability insurance on the common areas of the Building in amounts not less than those set forth in paragraph (a) of this Article 17 and (ii) Property Insurance for full replacement cost of the Building in an amount sufficient to avoid co-insurance.

         . () To the extent permitted by law, each of Landlord and Tenant hereby releases the other, to the extent of all property insurance carried (or required to be carried) by each party under the terms of this Lease, from liability for any loss or damage caused by fire or other of the extended casualties insured against; provided, however, that this release shall be in force and effect only with respect to loss or damage occurring during such time as the releasing party's insurance policy contain a clause or clauses which provides that: (i) the insurance company waives subrogation or consents to a waiver of right of recovery, and (ii) such waiver of subrogation or consent to a waiver of a right of recovery does not adversely affect or prejudice said policy or the releasing party's right of full recovery thereunder. Landlord's release of Tenant under this subparagraph (e) is expressly conditioned upon Tenant's full cooperation with Landlord's insurance carrier in inspections of the Premises and Tenant's compliance with all requirements imposed by Landlord's insurance carrier with respect to any activities in or use of the Premises which increases the risk of loss to the Building, Property or the Premises.

                  () If a party advises the other party that a clause of the type described in paragraph (1) above is (i) not obtainable, or (ii) only obtainable at additional cost, then such party shall not be obligated to obtain a waiver; provided, however, that with respect to an inability to obtain a waiver due to the imposition of additional cost, the party shall promptly notify the other party of the amount of such additional cost and, if the party desiring that the other party obtain a waiver agrees in writing to pay the additional cost of obtaining the waiver, then, upon receipt of such payment, that party shall obtain a waiver of subrogation for the benefit of the other party, as described in paragraph (1) above. To the extent that either party is permitted to self insure as to its personal property located in the Premises, that party will nevertheless be deemed to be insured for such personal property for the purposes of this subparagraph (e).

 . Property at Tenant's Risk. It is understood and agreed that all personal property in the Premises, of whatever nature, whether owned by Tenant or any other person, shall be and remain at Tenant's sole risk and Landlord shall not assume any liability or be liable for any damage to or loss of such personal property, arising from the bursting, overflowing, leaking of the roof or of water or sewer pipes, or from heating or plumbing fixtures or from the handling of electric wires or fixtures or from any other cause whatsoever, unless such damage is caused by negligence of Landlord, its agents or employees (but expressly subject to the waiver of subrogation set forth in paragraph 17.e.).

 .        Assignment; Subletting.

         . Neither Tenant, nor any of its permitted successors or assigns, shall transfer, assign, mortgage, encumber, or, by operation of law or otherwise, pledge, hypothecate, or assign all or any of its interest in this Lease, or sublet or permit the Premises, or any part thereof, to be used by others, including, but not by way of limitation, concessionaires or licensees of Tenant, without the prior written consent of Landlord, in each instance, which consent Landlord shall not unreasonably withhold, condition or delay if Tenant fully complies with the requirements of this Article 19 and other provisions of this Lease. Any such subletting or assignment shall be referred to as a "Transfer" (as further defined in this Article 19, subparagraph (b) below), and the person to whom Tenant's interest is transferred shall be referred to as a "Transferee".

         .        For the  purposes  of this  Article 19, the term  "Transfer"
shall also  include  the  following circumstances:

                  () if Tenant or any guarantor of this Lease is a corporation (other than a corporation, the outstanding voting stock of which is listed on a national securities exchange, as defined in the Securities Exchange Act of
1934), if the shares of such corporation are transferred by sale, assignment, bequest, inheritance, operation of law or otherwise (including, without limitation, a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceeding), so as to result in or make possible a change in the present control of such corporation;

                  () if Tenant or any guarantor of this Lease is a partnership, any change in control or ownership of such partnership;

                  () any transfer by sale, assignment, bequest, inheritance, operation of law or other disposition of all or substantially all of the assets of Tenant or any guarantor which results in or makes possible a change in the present control of the business of Tenant or any such guarantor;

                  () any other change in ownership of Tenant, any guarantor of this Lease;

                  () any subletting or assignment which occurs by operation of law, merger, consolidation, or reorganization; or

                  () any sale of all, or substantially all, of Tenant's assets unless, in connection therewith, this Lease is assigned to the acquiring party, as provided in paragraph 19(h) below.

         In no event may Tenant assign this Lease, or sublease the Premises, if Tenant is in default under this Lease.

         . In the event that Tenant desires to effect a Transfer hereunder, Tenant shall give Landlord written notice (the "Transfer Notice") thereof. To be effective, the Transfer Notice shall be accompanied by Tenant's check, payable to the order of Landlord, or Landlord's Agent, in an amount equal to the greater of (i) $500.00 or (ii) one percent (1%) of the Minimum Rent to compensate Landlord (not to exceed $1500.00) for the cost of reviewing the proposed Transfer and specify the proposed Transferee, and the proposed terms of the Transfer, and contain such information about the proposed Transferee, its experience, its financial situation, its methods of operation, and provided its business operation being consistent with those found in comparable buildings, as a prudent businessman would require in making the Transfer decision. Tenant specifically agrees to apprise Landlord of any adverse or negative information in its possession concerning the proposed Transfer and the proposed Transferee. The Transfer Notice shall also contain a certificate by Tenant (or an officer or general partner of Tenant if Tenant is a corporation or partnership) of all "Transfer Consideration" (as defined below) or payable in connection with the proposed Transfer. Within forty-five (45) days of the receipt of the Transfer Notice Landlord shall, by written notice to Tenant, elect: (i) to permit the proposed Transfer; (ii) to terminate this Lease with respect to the portion of the Premises proposed to be Transferred, but Tenant may, within five (5) business days after receipt of Landlord s notice of termination, rescind its request for consent to a Transfer, in which event this Lease will not terminate;
(iii) to sublet with the right to further sublet from Tenant for the balance of the term of this Lease only so much of the Lease Premises as Tenant proposed to Transfer, at the same rental as Tenant is obligated to pay to Landlord hereunder; or (iv) to deny consent to the proposed Transfer, in which event Tenant shall continue to occupy the Lease Premises and comply with all of the terms and conditions hereof.

         . If this Lease is Transferred under the definition of a Transfer (as defined in Article 19, subparagraphs (a) and (b)), the Transferee shall assume by written instrument all of Tenant's obligations under this Lease and such Transferee, at least five (5) days prior to the effective date of the permitted Transfer, shall deliver to Landlord the proposed sublease, assignment and assumption agreement or other instrument evidencing the Transfer and the Transferee's undertaking to perform Tenant's obligations under this Lease. Except for the Transfer as permitted in this Article 19, subparagraph h, all of such documents shall be subject to Landlord's prior written approval not to be unreasonably withheld, conditioned or delayed. In the event of any Transfer, including a permitted Transfer, Tenant shall continue to be liable hereunder, and shall not be released from performance hereunder. In addition to the Rent reserved hereunder, and except in the case of a Transfer as specified in this
Article 19, subparagraph h below, Tenant shall pay to Landlord all monies, property and other consideration of every kind whatsoever paid or payable to Tenant in consideration of or related to such Transfer and for all property transferred to the Transferee, as all or part of the consideration including, without limitation, fixtures, other Leasehold Improvements, furniture, equipment and furnishings (collectively, all of the foregoing monies, property and other consideration shall be referred to as the "Transfer Consideration"), but excluding bona fide consideration paid for transfer of Tenant's property. Following an assignment of this Lease, Landlord shall send the named Tenant any notice of default by the approved Transferee.

         . Any Transfer, except as provided in subparagraph h below, without Landlord's consent, whether as a result of any act or omission of Tenant, or by operation of law or otherwise, shall not be binding upon Landlord, and shall confer no rights upon any third person. Each such unpermitted Transfer shall, without notice or grace period of any kind, constitute a default by Tenant under this Lease. The acceptance by Landlord of the payment of Rent following any Transfer prohibited by this Article 20 shall not be deemed to be a consent by Landlord to any such Transfer, an acceptance of the Transferee as a tenant, a release of Tenant from the performance of any covenants herein contained, or a waiver by Landlord of any remedy of Landlord under this Lease, although amounts actually received shall be credited by Landlord against Tenant's rent obligations. Consent by Landlord to any one Transfer shall not constitute a waiver of the requirement for consent to any other Transfer. No reference in this Lease to assignees, concessionaires, subtenants or licensees shall be deemed to be a consent by Landlord to the occupancy of the Lease Premises by any such assignee, concessionaire, subtenant or licensee.

         . If Tenant is a corporation, limited liability company or partnership, Tenant represents that the ownership and power to vote its entire outstanding capital stock or partnership interests belongs to and is vested in the persons listed on Exhibit "E". The foregoing provisions of this paragraph (f)shall not apply to a publicly held entity whose outstanding voting stock is listed on a national securities exchange, as defined in the Securities Exchange Act of 1934.

         . If any sublease or assignment provides that the subtenant or assignee is to pay any amount in excess of the rent and other charges due under this Lease, then whether such excess is in the form of an increased monthly or annual rental, a lump sum payment (excluding a bona fide security deposit), payment for the sale, transfer or lease of Tenant's fixtures, leasehold improvements, furniture and other personal property, but excluding bona fide consideration paid for transfer of Tenant's property, or any other form (and if the subleased or assigned space does not constitute the entire Premises, the existence of such excess shall be determined on a pro rata basis), but excluding bona fide consideration paid for transfer of Tenant's property, Tenant shall pay to Landlord any such excess as additional rent no later than ten (10) days after Tenant's receipt thereof.

         . Notwithstanding anything contained herein to the contrary (including the obligations and procedures as specified in this Article 19 subparagraphs (c) or (g) herein), Tenant may, without the prior written consent of Landlord, assign this Lease for the use and occupation of the Premises solely for the purpose set forth in Article 12 to the following:

                  () Tenant's parent or subsidiary corporation or to a corporation under common ownership with and controlled by the same persons who control Tenant, or

                  () any party which acquires substantially all of the assets of Tenant, or

                  () to a corporation into which Tenant merges or consolidates, provided, however, that in each such event described in the above subparagraphs (i) through (iii):

                  ()       such assignee shall assume in writing all of Tenant's
obligations hereunder; and

                  ()       Tenant  continues to remain  liable under this Lease
for the performance of all of the terms contained herein including but not limited to, the payment of Base Rent, and all Additional Rent due under this Lease;

         The provisions (i) through (iii) of this paragraph (i) shall not permit a Transfer in the event that Tenant is acquired by another corporation and becomes a subsidiary thereof, (x) unless Tenant continues to be operated as a separately identified company, substantially in the same manner as before such acquisition, or (y) if, after such acquisition, or as a result thereof, Tenant's net worth will decline by twenty-five percent (25%) or more, unless in such case of reduced net worth, the parent of the party acquiring Tenant agrees to guaranty Tenant's obligations under this Lease. The liability of any Guarantor of this Lease shall not be affected as a result of any assignment permitted under this subparagraph (i).

         No Transfer will be permitted under this subparagraph (i) if such Transfer would result in:

                  (i) a Transfer of this Lease or the ownership interests in any Transferee to an entity not affiliated with Tenant through common ownership and control (except for a purchase of Tenant's assets, in accordance with the provisions set forth above), or

                  (ii) a Transfer of this Lease to an entity outside the ownership family to which Tenant belongs (except for a purchase of Tenant's assets, in accordance with the provisions set forth above) as a means of defeating the other provisions of this Article 19 which require Landlord's consent to a Transfer.

Liquidated Damages:

Tenant acknowledges that it is important to Landlord to know of the occurrence of an assignment and the identity of an assignee, and that damage to Landlord will be difficult to ascertain if Tenant fails to notify Landlord of an assignment permitted under this paragraph 20 (i). Therefore, if Tenant fails to notify Landlord of any such assignment, Tenant shall be in default under this Lease; provided, however, that

(1) if Tenant's failure to notify is due to negligence or inadvertence, Tenant shall pay to Landlord liquidated damages equal to the lesser of (A) One Hundred Dollars ($100.00) per day for each day after the occurrence of any such assignment until Landlord receives notice of the assignment or (B) Five Thousand Dollars ($5,000.00), or (2) if Tenant's failure to notify is intentional (which Tenant may contest if Tenant disputes Landlord's claim that such failure was intentional), then Landlord shall be entitled to pursue any remedy available under this Lease or at law or in equity and/or collect liquidated damages equal to the amount of One Hundred Dollars ($100.00) per day for each day after the occurrence of any such assignment until Landlord receives notice of the assignment.

 . Signs. No sign, advertisement or notice shall be inscribed, painted, affixed or displayed on the windows or exterior walls of the Premises or on any public area of the Building, except exterior suite door and standard building tenant identification signs, and then only in such places, numbers, sizes, color and style as are approved by Landlord and which confirm to all applicable laws and/or ordinances. Any and all permitted signs shall be installed and maintained by Landlord at Tenant's sole expense. During the period of six months prior to the expiration of this Lease or any renewal thereof, Landlord shall have the right to display on the exterior of the Premises a sign advertising the space as available "For Rent", so long as such display(s) does not interfere with the appearance of Tenant's sign(s).

 . Rules and Regulations. Tenant shall at all times comply with the rules and regulations set forth on Exhibit B attached hereto, and with any additions thereto and modifications thereof adopted from time to time by Landlord, and each such rule or regulation shall be deemed to be a covenant of this Lease to be performed and observed by Tenant.

 . Parking. Landlord grants Tenant the free and non-exclusive, unassigned, right to use the parking area at a ratio of not less than 3 spaces per 1,000 square feet leased or areas designated by the Landlord from time to time. Tenant hereby agrees to comply with all traffic and parking rules and regulations imposed by Landlord from time to time. Notwithstanding, Tenant shall have the right to utilize the loading areas of the Building for additional parking subject to Landlord's reasonable judgement and approval.

 . Landlord Access. Landlord shall have the right to enter upon the Premises during business hours with reasonable advance notice and at Tenant's option, Landlord may be accompanied by a designated representative of Tenant except in cases of emergency for purposes of (i) showing the Premises to prospective tenants; (ii) to post the Premises with "For Rent" or other offering signs, as Landlord may deem appropriate; (iii) to exhibit the same to prospective purchasers or mortgagees; and (iv) to inspect the Premises to see that Tenant is complying with all its obligations hereunder, or to make required repairs.

 .        Subordination

         () This Lease is subject and subordinate to the lien of any ground leases and to all mortgages, deeds of trust or deeds to secure debt which may now or hereafter affect or encumber the Building or the real property of which the Premises form any part, and to all renewals, modifications, consolidations, replacements or extensions thereof. This Article shall be self-operative and no further instrument of subordination shall be required. In confirmation of any such subordination, Tenant shall execute within ten (10) calendar days after receipt, any certificate that Landlord may reasonably so request. Tenant covenants and agrees to attorn to Landlord or to any successor to Landlord's interest in the Premises, whether by sale, foreclosure or otherwise. Notwithstanding the foregoing, in the event any ground lessor, mortgagee or the holder of any deed of trust or deed to secure debt shall elect to make the lien of this Lease prior to the lien of its ground lease or mortgage, then, upon such party giving Tenant written notice to such effect this Lease shall be deemed to be prior in lien to the lien of such ground lease or mortgage, whether dated prior or subsequent thereto.

 . Mortgagee Protection. Tenant agrees to give any Mortgagees and/or Trust Deed Holders, by Registered Mail, a copy of any Notice of Default served upon Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional ten (10) business days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such ten (10) business days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure
such  default   (including  but  not  limited  to  commencement  of  foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued. Tenant agrees that in the event of the sale of the Property, by foreclosure or deed in lieu thereof, the purchaser at such sale shall only be responsible for the return of any security deposit paid by Tenant to Landlord in connection with this Lease to the extent that such purchaser actually receives such security deposit and acknowledge receipt thereof in writing.

 . Construction of Tenant Improvements by Landlord. Landlord shall make such improvements in and to the Premises as designated on Exhibit C attached hereto and by this reference made a part hereof. Any improvements other than those shown on Exhibit C shall be subject to Landlord's prior written approval which shall not to be unreasonably withheld, conditioned or delayed in accordance with
Article 9 and, shall be at the Tenant's sole expense, Landlord's sole obligation with respect to the improvements set forth on Exhibit C is to construct such improvements in accordance with the specifications set forth on Exhibit C. Landlord does not represent or warrant to Tenant that the work described on Exhibit C is sufficient to make the Premises suitable for Tenant's intended use or that such work will be sufficient to enable Tenant to obtain a certificate of occupancy for the Premises.

 . Contribution. Landlord shall contribute an amount equal to the lesser of (i) $636,500.00 or (ii) the actual cost of alterations of the Premises by Tenant. Such alterations shall be in accordance with Article 9 of this Lease. Landlord shall reimburse Tenant for the cost of such alterations upon receipt of paid invoices and lien waivers from Tenant. No lien waivers will be required if Tenant provides proof that all parties holding lien rights have been paid in full or, if in the sole opinion of Landlord, the time period for perfecting such liens has expired.

 . Hold-Over. If Tenant shall not immediately surrender the Premises the day after the end of the term hereby created, then Tenant shall, by virtue of this agreement, become, at Landlord's option, either (a) a tenant at sufferance, or
(b) a tenant from month-to-month. In either of such events, rent shall be payable at a monthly or daily rate, as the case may be, of one hundred and fifty percent (150%) the Base Rent and Additional Rental payable by Tenant immediately prior to the expiration or termination of the term, with said tenancy to commence on the first day after the end of the term above demised; and said tenancy shall be subject to all of the conditions and covenants of this Lease insofar as such covenants and conditions are applicable thereto. Nothing contained in this Lease shall be construed as a consent by Landlord to the occupancy or possession of the Premises after the expiration of the term of this Lease. If Landlord fails to make an election under clause (a) or (b) within ten
(10) days after the expiration or termination of the term, the hold-over tenancy shall be deemed to be a tenancy from month-to-month. If Tenant holds over as a month-to-month tenant, each party hereto shall give to the other at least thirty
(30) days' written notice to quit the Premises (any right to a longer notice period being hereby expressly waived), except in the event of non-payment of rent in advance or of the other Additional Rents provided for herein when due, or of the breach of any other covenant by the said Tenant, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being expressly waived; provided, however, that in the event Tenant shall hold over after expiration of the term hereby created, and if Landlord shall desire to regain possession of said Premises promptly at the expiration of the term aforesaid, then at any time prior to the date Landlord makes (or is deemed to have made) its election under clause (b) of this Article 28, Landlord at its option, may re-enter and take possession of the Premises forthwith, without process, or by any legal action or process in force in the state in which the Premises is located; provided, however, that if Landlord has accepted rent for any period beyond the expiration of the term and Tenant is not then in default under any of the provisions of this Lease, Landlord shall promptly refund to Tenant an amount equal to any excess rental received by Landlord with respect to any period after Landlord exercises its right to re-enter the Premises under this Article 28.

 . Estoppel Certificates. Tenant agrees, at any time and from time to time, upon not less than ten (10) calendar days' prior written notice by Landlord, to execute, acknowledge and deliver to Landlord or to such person(s) as may be designated by Landlord, a statement in writing on a form provided by Landlord
(i) certifying that Tenant is in possession of the Premises, has unconditionally accepted the same and is currently paying the rents reserved hereunder, (ii) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (iii) stating the Rent Commencement Date and the dates to which the rent and other charges hereunder have been paid by Tenant and (iv) stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default in detail. If Tenant fails to execute and return any such agreement to Landlord within such ten (10) day period, then, in addition to any other remedies available with respect to such default of Tenant, Landlord may elect to treat the information in the estoppel certificate prepared by Landlord as true and correct and such information shall be binding on Tenant as if Tenant had signed such certificate. Any such statement delivered or deemed delivered pursuant hereto may be relied upon by any owner, prospective purchaser, mortgagee or prospective mortgagee of the Building or of Landlord's interest therein.

 . Quiet Enjoyment. Landlord warrants that it has the right to make this Lease for the term aforesaid and that it will put Tenant into complete and exclusive possession of the Premises. Landlord covenants that if Tenant pays the rent and all other charges provided for herein, performs all of its obligations provided for hereunder and observes all of the other provisions hereof, Tenant shall at all times during the term hereof peaceably and quietly have, hold and enjoy the Premises, without any interruption or disturbance from Landlord, or anyone claiming through or under Landlord, subject to the terms hereof.

 . Delay. In the event Landlord for any reason is unable to deliver possession of the Premises to Tenant within thirty (30) days after the date of this Lease, Tenant may, at its option upon written notice to Landlord terminate this Lease and, except for the return of any security deposit or prepaid rent, the parties hereto shall have no further obligation or liability to each other. In the event that Tenant does not so terminate this Lease, at such time as Landlord tenders possession of the Premises to Tenant in writing, Tenant shall commence payment of rent pursuant to Article 3 hereof, and the expiration date of the term of this Lease shall be extended for a period equal to the period of such delay. In the event of any such delay, Tenant shall execute a Commencement and Estoppel Agreement as provided in Article 2, specifying the date on which possession of the Premises was tendered by Landlord.

 . Modifications Due to Financing. If, in connection with obtaining temporary or permanent financing for the Building or the land upon which the Building is located, any such lender shall request reasonable modifications of this Lease as a condition to such financing, Tenant agrees that Tenant will not unreasonably withhold, delay or defer the execution of any agreement of modification of this Lease provided such modifications do not increase the financial obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's reasonable use and enjoyment of the Premises.

 . Attorneys Fees. The non-prevailing party shall reimburse the prevailing party upon demand for any costs or expenses, including attorney fees, incurred in connection with the enforcement of obligations hereunder. Any and all costs or expenses incurred by Landlord pursuant to the provisions hereof shall be considered as Additional Rent hereunder. Tenant acknowledges that it has engaged counsel in connection with the negotiation of this Lease, or that Tenant has freely decided to enter into this Lease without engaging the services of counsel.

 . Notices. All notices, rent or other payments required or desired to be given hereunder by either party to the other shall be sent by first class mail, postage prepaid, or by a reputable commercial messenger service, except that notices of default shall be sent by certified mail, return receipt requested or by a receipted commercial messenger service (such as Federal Express or Airborne Express) for delivery on the next following business day. Notices to the respective parties, and any amounts required to be paid hereunder, shall be addressed and sent as follows:

If to Landlord:  Notices and Correspondence       Rent, Payments, etc.
                 c/o Franklin Property Company    c/o Franklin Property Company
                 8401 Connecticut Avenue          P.O. Box 64772
                 Chevy Chase, Maryland 20815      Baltimore, Maryland 21264-4288
                 Attn:  Legal Department
If to Tenant:          Real Estate Department (w/copy to General Counsel)
                       e.spire Communications, Inc.
                       133 National Business Parkway
                       Suite 200
                       Annapolis Junction, MD 20701

Either party may designate a substitute address, from time to time, by notice in writing sent in accordance with the provisions of this Article 34.

 .        Applicable  Law.  This  Lease  shall be  construed  under the laws of the State in which the  Premises  is located.

 . No Reservation. The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease becomes effective only upon full execution by Landlord and Tenant. Neither party shall have any legal obligation to the other in the event that the Lease contemplated herein is not consummated prior to the execution thereof for any reason. Discussions between the parties respecting the proposed lease described herein, shall not serve as a basis for a claim against either party or any officer, director or agent of either party.

 .  Parties;  Assigns  and  Successors.   Feminine  or  neuter  pronouns  may  be
substituted for those of the masculine form, and the plural may be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions. The term "Landlord" as used in this Lease, means only the owner for the time being of the Landlord's interest in this Lease; and, in the event of the sale, assignment or transfer by such owner of the Landlord's interest in this Lease, such owner shall thereupon be released and discharged of all covenants and obligations of Landlord hereunder thereafter accruing except for ongoing disputes between the parties and disputes that arise after the transfer of Landlord's ownership interest which nonetheless accrued prior to such transfer. Except as provided in the preceding sentence, all of the covenants, agreements, terms, conditions, provisions and undertakings in this Lease shall inure to the benefit of, and shall extend to and be binding upon, the parties hereto and their respective heirs, executors, legal representatives, successors and assigns, to the same extent as if they were in every case named and expressed. If two or more corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such corporation, partnership or other business association to pay rent and perform all other obligations hereunder shall be deemed to be joint and several and any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. In like manner, if the Tenant named in this Lease shall be a partnership or other business association, the members of which are, by virtue or statute or general law, subject to personal liability, the liability of each such member shall be joint and several, but no personal liability shall be imputed to the individuals execution on behalf of the Tenant by the mere fact of such execution.

 . Severability. If any term, or condition of this Lease or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held or unenforceable, shall not be affected thereby and each term, covenant and condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

 . Rent Tax. If applicable in the jurisdiction where the Premises are situated, Tenant shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any City, State, County or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payments shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

 . Acts of God. Neither party shall not be required to perform any covenant or obligation in this Lease other than monetary payments due Landlord from Tenant hereunder, or be liable in damages to the other party, so long as the performance or nonperformance of the covenant or obligation is delayed, caused by or prevented by an act of God or force majeure.

 . Landlord's Liability. Tenant agrees that Landlord shall have no personal liability with respect to any of the provisions of this Lease and Tenant shall look solely to the estate and property of Landlord in the land and buildings comprising the Property of which the Premises forms a part for the satisfaction of Tenant's remedies, including, without limitation, the collection of any judgement or the enforcement of any other judicial process requiring the payment or expenditure of money by Landlord, subject, however, to the prior rights of any holder of any Mortgage covering all or part of the Property, and no other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim and, in the event Tenant obtains a judgement against Landlord, the judgement docket shall be so noted. This Section shall inure to the benefit of Landlord's successors and assigns and their respective principals.

 . Remedies Cumulative; No Waiver. All rights and remedies given herein and/or by law or in equity to either party are separate, distinct and cumulative, and no one of them, whether exercised by Landlord or not, shall be deemed to be in exclusion of any of the others. No failure to exercise any power given either party hereunder, or to insist upon strict compliance with obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of the right to demand exact compliance with the terms hereof.

 . Modification. This writing is intended by the parties as the final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine
the   meaning  of  any  of  the  terms  of  this  Lease.   No   representations,
understandings or agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein. This Lease can only be modified by a written agreement signed by all of the parties hereto or their duly authorized agents.

 . Waiver of Jury Trial. Landlord and Tenant each hereby waive all right to trial by jury in any claim, action, proceeding or counterclaim by either party against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant and/or Tenant's use of occupancy of the Premises.

 . Interpretation. Captions and headings are for convenience and reference only. Whenever in this Lease any printed portion, or any part thereof, has been stricken out, whether or not any replacement provision has been added, this Lease shall be read and construed as if the material so stricken out were never included herein, and no implication shall be drawn from the text of the material so stricken out which would be inconsistent in any way with the construction or interpretation which would be appropriate if such material had never been contained herein. The Exhibits referred to in this Lease and attached hereto are a substantive part of this Lease and are incorporated herein by reference. Unless and to the extent otherwise expressly provided to the contrary in this Lease, time shall be of the essence with respect to all of the obligations of the parties under this Lease. In any legal proceeding respecting this Lease, this Lease will be construed with equal weight for the rights of both parties, the terms hereof having been determined by free and fair negotiation, with due consideration for the rights and requirements of both parties. Both parties agree that they have had equal input into the wording and phraseology of the provisions of this Lease, and that, therefore, no provision will be construed as drafted by one party or the other, without respect to whose draft of this Lease the wording or phraseology arises. If any of the typewritten portions of this Lease conflict with any of the printed provisions of this Lease, the provisions set forth in the typewritten portions shall control; provided, however, that to the extent the printed portions of this Lease may be read in a manner which will not conflict with the provisions of the typewritten portions, then such interpretation shall be deemed to be the correct interpretation of the provisions of this Lease.

 . Financial Statements. Tenant, upon Lease execution, and thereafter upon written request by Landlord, will provide Landlord with a copy of its current financial statements consisting of a balance sheet, an earnings statement, statement of changes in financial position, statement of changes in tenant's equity, and related footnotes, prepared in accordance with generally accepted accounting principles. Such financial statements must be either certified by a CPA or sworn to as to the accuracy by Tenant's most senior official and its chief financial officer. The financial statements provided must be as of a date not more than 12 months prior to the date of request. Landlord shall retain such statements in confidence, but may provide copies to lenders and potential lenders. If Tenant is publicly traded, Landlord will accept Tenant's 10-K and 10-Q reports to the S.E.C. in lieu of the above.

 . Special  Stipulations.  The terms,  covenants and  conditions set forth in any
Articles  of  this  Lease  numbered   higher  than  this  Article  46  ("Special
Stipulations") are intended to supplement and, in certain events, modify or vary, the other provisions set forth in the foregoing provisions of this Lease. If any of the Special Stipulations conflict with any of the foregoing provisions of this Lease, the provisions set forth in the Special Stipulations shall control; provided, however, that to the extent the preceding portions of this Lease may be read in a manner which will not conflict with the provisions of the Special Stipulations, then such interpretation shall be deemed to be the correct interpretation of the provisions of this Lease and the Special Stipulations.

 .        Environmental Matters.

         () Tenant represents that the list attached hereto as Exhibit E, is a complete and accurate list of chemicals and hazardous materials, including approximate quantities, to be used and stored in or about the Premises. The amounts of chemicals and hazardous materials will be limited to quantities necessary for the Tenant's day to day operations. Landlord is relying on the list in Exhibit E in not requiring Gradual Pollution and/or Contamination Liability Insurance. Should Tenant's operation change such that additional chemicals and/or quantities significantly larger than those stipulated in Exhibit E are required for Tenant's operation, Tenant shall notify Landlord and Landlord reserves the right to require Tenant to obtain and maintain Gradual Pollution and/or Contamination Insurance. The Tenant will, upon written request from Landlord, provide the Landlord with an updated list of chemicals and hazardous materials with quantities located within the Premises.

         () Tenant shall use its best efforts to obtain, within 60 days of the Lease Date, Sudden and Accidental Pollution and/or Contamination Liability Insurance in a form acceptable to the Landlord. In the event that the Tenant fails to obtain such insurance coverage, the Tenant will reimburse Landlord the reasonable costs of having the Landlord's environmental consultant inspect, on a quarterly basis, the Tenant's records and procedures regarding the Tenant's storage, use, and disposal of chemicals and hazardous materials within the Premises. Such reimbursement will be due as Additional Rent pursuant to the provisions of this Lease. In the event that the Landlord's environmental consultant finds that the Tenant is not in compliance with any applicable law, regulation, or codes regarding the storage, use or disposal of chemicals or hazardous materials, such non-compliance shall constitute a default under this Lease.

         () Tenant shall defend, indemnify, and hold Landlord and Landlord's agents, offers, directors, employees, and contractors harmless against and from any and all injuries, costs, expenses, liabilities, losses, damages, injunctions, suits, actions, fines, penalties, and demands of any kind or nature (including reasonable attorneys fees) occasioned by or arising out of or relating to any environmental pollution, damage, condition or problem arising from the presence of any hazardous substances, asbestos or other toxic waste as deemed in any federal, state, or municipal governmental or quasi-governmental laws, rules, regulations, or ordinances in or about the Premises, the Building or the Property in violation of law that are existing in the Premises, the Building or the Property and only if caused by the acts, omissions or negligence of Tenant, its agents, or employees.

         () Landlord shall defend, indemnify, and hold Tenant and Tenant's agents, officers, directors, employees, and contractors harmless against and from any and all injuries, costs, expenses, liabilities, losses, damages, injunctions, suits, actions, fines, penalties, and demands of any kind or nature (including reasonable attorney fees) occasioned by or arising out of or relating to any environmental pollution, damage, condition or problem arising from the presence of any hazardous substances, asbestos or other toxic waste as defined in any federal, state, or municipal governmental or quasi-governmental laws, rules, regulations, or ordinances in or about the Premises or the Building or the Property in violation of law only if (i) such hazardous substances are existing in the Premises or the Building or the Property prior to Tenant's occupancy of the Premises or (ii) caused by the acts, omissions or negligence of Landlord, its agents, or employees and not caused by Tenant's acts, omissions or use of the Premises.

 .        Option Term.

         () Tenant shall have the option to renew the term of this Lease for one
(1) additional period(s) of five (5) years (the "Option Term") following the expiration of the initial lease term provided that this lease is in full force and effect, the Tenant or Tenant's subsidiaries, affiliates or successors by merger or acquisition shall be in possession and occupying of at least seventy-five percent (75%) the Premises, and Tenant shall not be in default beyond the expiration of any applicable notice and cure period in the performance or observance of any of the terms, conditions, provisions and/or covenants of the Lease. All such rights of a renewal shall be exercised by delivery to Landlord of written notice of Tenant's intention to renew the term at least nine (9) months but not more than twelve (12) months prior to the expiration of the men applicable term of the Lease. The Option Term shall be of the same terms, covenants and conditions as the original lease except Base Rent for the Option Term shall be the then Prevailing Market Rent of comparable space within the Sterling, Virginia, market area.

                  (i) Within fifteen (15) business days after receipt of Tenant's notice exercising its option to extend the term of this Lease, Landlord shall notify Tenant of Landlord's estimate of Prevailing Market Rent. If Tenant disagrees with Landlord's estimate of Prevailing Market Rent, Tenant may rescind such renewal notice thereby terminating its right of renewal provided by this lease, or Tenant shall notify Landlord that it has elected to submit the determination of Prevailing Market Rent to Arbitration, in which event the provisions of subparagraph (b)(ii)(a) of this Article 49 shall govern the selection of arbitrators and the establishment of the Prevailing Market Rent payable for the year of the then applicable Option Term; provided, however, that if Tenant does not elect to either rescind its renewal notice or to submit the determination of Prevailing Market Rent to Arbitration during such fifteen (15) day period, then the Landlord's estimate of Prevailing Market Rent shall be deemed to be agreed to by Tenant, and shall be the Base Rent payable by Tenant to Landlord during the first year of the then applicable Option Term.

         () ()Definition: As used herein, the term 'Prevailing Market Rent' means the most probable rent (as determined pursuant to the appraisal procedure hereinafter set forth) at which the Premises would be leased in a comparable and open market, under all conditions requisite to a fair lease, the Landlord and Tenant each acting prudently, knowledgeable, and assuming the rent is not affected by undue stimulus. Implicit in this definition is the consummation of the lease of such space beginning on the commencement date of the Lease of the Premises under conditions whereby:

         A. Landlord and Tenant are typically motivated (i.e., neither party is compelled to enter into a lease and both parties are willing to enter into a lease).

         B. Both parties are well informed or well advised, and each acting in what it considers its own best interest.

                  1. A reasonable time is allowed for exposure in the open market.

D. The Prevailing Market Rent shall be computed as an amount equal to the then prevailing market rental rate of the Premises, as if vacant with Building standard improvements, and taking into account the annual adjustment of Base Rent, Tenant's obligation to pay Tenant's Pro-Rata Share of Annual Operating Costs and all existing market factors.

E. All of the terms, covenants and conditions of the Lease (except terms respecting the amount of Base Rent) remain in effect throughout the term.

         () In the event of a dispute as to determination of Prevailing Market Rent referred to in this paragraph, such dispute shall be resolved in accordance with the following:

(a) If Landlord and Tenant fail to agree upon the Prevailing Market Rent as referred to in this paragraph, within the time periods provided for herein, then Landlord and Tenant each shall give notice to the other setting both the name and address of a licensed real estate broker or appraiser (hereinafter
'appraiser') who shall be a M.A.I. Real Estate professional with substantial experience in commercial real estate appraisal designated by it to make the determinations hereafter required. Each appraiser shall be to calculate the Prevailing Market Rent as provided in each of the foregoing sections which is the subject of the dispute and is in accordance with the criteria referenced therein. If either party shall fail to give notice of such designations within ten (10) days after failing to agree between themselves, then the appraisal made by the appraiser so designated shall be the Appraisal Prevailing Market Rent. If two appraisers have been designated, such two appraisers shall consult with each other and, within thirty (30) days thereafter, issue their determinations of Appraisal Prevailing Market Rent in writing, and give notice thereof to each other and to Landlord and Tenant. If such two appraisers shall concur as to the determination of the prevailing Market Rent and submit their decision in writing to Landlord and Tenant, such concurrence shall be final and binding upon Landlord and Tenant. If the two determinations of Prevailing Market Rent shall be within five percent (5%) (measured from the higher appraisal) of each other, the Prevailing Market Rent shall be deemed to be the average of the two appraisers' determinations. If such two appraisers' determinations shall not so concur or coincide, then such two appraisers shall immediately (i) designate a third appraiser, (ii) prepare detailed written appraisals, and (iii) submit copies of such appraisal to Landlord, Tenant and such third arbitrator. If the two appraisers shall fail to agree upon the designation of such third appraiser within eight (8) days of the date on which the last determination was rendered, then either party may apply to the American Arbitration Association or any successor thereto having jurisdiction, for the designation of such appraiser. All arbitrators shall be licensed real estate appraisers or brokers who shall have had at least ten (10) years continuous experience in the business of appraising or managing real estate or acting as real estate agents or brokers in the Sterling, Virginia area. The third appraiser shall conduct such hearings and investigations as he may deem appropriate and shall, within twenty (20) days after the date of designation of the third appraiser, choose the determination of the two appraisers originally selected by the parties which is the nearest to the determination such third appraiser would have made acting alone and applying the standards set forth therefor in this Lease, and that choice by the third appraiser shall be binding upon Landlord and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Article, including the expenses and fees of any appraiser selected by it in accordance with the provisions of this paragraph, and the parties shall share equally all other expenses and fees of any such arbitration, including the expenses of the third appraiser. The determination rendered in accordance with the provisions of this paragraph shall be final and binding in fixing the Prevailing Market Rent.

However, in no event shall the Base Rent for the first Lease Year of the Option Term be less than the then Base Rent for the last Lease Year of the initial Lease Term as escalated by three percent (3%).

 .        Satellite  Dish.  Tenant may install one (1) satellite  dish antenna of three (3) feet or less in diameter and related  wiring and  facilities
(the "Satellite Dish") on the roof of the Property in an area approved by Landlord, upon the following terms and conditions:

() The Satellite Dish shall be installed at the sole cost and expense of Tenant. The exact location of the Satellite Dish and all construction and improvements related thereto are subject to Landlord's approval.

() Tenant agrees to paint the Satellite Dish a color approved by Landlord and to screen the Satellite Dish so that it is not visible from the common areas of the Building or adjoining public streets.

() Tenant shall repair promptly, at its own expense, any damage to the Property, the Building or the roof caused by the use, maintenance, installation, or removal of the Satellite Dish or by the negligence of Tenant or Tenant's employees, agents, contractors or subcontractors. The Satellite Dish shall be removed from the roof of the Property, and the roof and adjacent areas shall be surrendered to Landlord at the expiration or sooner termination of the term hereof, in as at least as good condition as existed on the Lease Date, excepting only depreciation caused by ordinary wear and tear. The Satellite Dish shall be used solely in connection with Tenant's business operation in the Premises, and shall not be used by any other party.

() Landlord reserves the right to relocate the Satellite Dish, at Landlord's expense, at any time during the term of this Lease, to another location will not unreasonably interfere with satisfactory operation of the Satellite Dish.

() Landlord assumes no liability or responsibility for interference with the Satellite Dish caused by the construction of the additional buildings on the Property. Tenant agrees to assume all costs for relocation of the Satellite Dish required if such relocation is as a result of the construction of additional buildings on the Property.

() The Satellite Dish and areas of the roof used by Tenant in connection therewith shall be deemed to be a part of the Premises for purposes of Articles 8, 9, 10, 13, 18, and 19 of this Lease and Tenant shall include the Satellite Dish within the coverage of all insurance policies required to be maintained by Tenant under this Lease.

 . Year 2000. Landlord believes that the computer hardware and software for the portions of the Building and its systems which are operated or maintained by Landlord will operate after January 1, 2000. The foregoing information is based upon a republication, as defined in the Year 2000 Information and Readiness Disclosure Act, Public Law 105-271 (the "Year 2000 Act"), of information received from other parties, such as manufacturers, suppliers or service vendors, which may or may not be intended to be Year 2000 Statements (as defined in the Year 2000 Act) by such parties. Landlord expressly disclaims any liability for the failure of services provided by any utility company or other private, quasi-governmental or governmental entities in providing any services to the Building.

 .  Telecommunications  Access. If any tenant of the Building or surrounding Park
(s) or Building  (s) owned or  controlled  by Landlord  requests in writing that
Landlord    permit    e.spire    Communications,    Inc.   or   its    permitted
successors/assigns, to provide such tenant telecommunications access services through optic fiber wiring (hereinafter referenced to as "Fiber Access") then, Landlord shall not unreasonably withhold condition or delay its approval for Tenant to install, operate, maintain, repair and replace fiber optic cable and associated equipment (the "Facilities") within the Building (also referred to as the "Licensed Premises") to provide its public utility telecommunications services on a non-exclusive basis to or for the benefit of tenants of the Building. In connection herewith:

         () Landlord shall provide Tenant reasonable access to vertical and horizontal shafts to enable Tenant to provide its telecommunications services to tenants of the Building.

         () Following notice to and approval of all plans and specifications by Landlord. Tenant shall have right of access to the Building and the right to construct, where necessary and at its expense, building entrance and conduit facilities associated with providing its telecommunications services in the Building.

         () Nothing contained herein shall be construed as granting to tenant any property or ownership rights in the Building or to create a partnership or joint venture between Landlord or Tenant.

         () Tenant shall defend, indemnify and save Landlord harmless from and against all claims, liabilities, suits, fines, penalties, damages, losses, fees, costs and expenses, including attorney fees, which may be imposed upon, incurred by, or served against Landlord by reason of:

         () any work or thing done by or on behalf of the Tenant, or any of its agents, contractors, subcontractors, servants, employees or invitees, in or about the Landlord's Building or any parts thereof;

         () any use, occupation, condition, or operation by the Tenant, or any of its agents, contractors, subcontractors, servants, employees, Tenants, or invitees, in or about the Premises or the Building or any part thereof, or any passageway or space adjacent thereto, or elsewhere in the Premises or the Building;

         () any act or omission on the part of the Tenant, or any of its agents, contractors, subcontractors, servants, employees, Tenants, or invitees;

         () any occurrence, accident, injury (including death), or damage, directly or indirectly caused by the Tenant or any of its agents, contractors, subcontractors, servants, employees, Tenants, or invitees to any person or property carried in, or about the Licensed Premises or any part thereof, or in or about the Premises or the Building;

         () any lien arising as a result of any of Tenant's actions or omissions with respect to its activities on or with respect to the Licensed Premises or the Facilities; and

         () failure of Tenant to vacate the Licensed Premises or to remove the Facilities as required under this Lease.

The Facilities shall be deemed to be a part of the Premises for all purposes of the Lease including, without limitation, Articles 7, 8, 9, 13, 17 and 18.

All local, state or federal permits necessary for the use of the Facilities shall be obtained by the Tenant at Tenant's sole cost and expense and prior to the use herein contemplated. Tenant shall have its public liability and other insurance policies endorsed to include the Facilities as a part of the Premises.

 .        LETTER OF CREDIT.  For purposes of this Article 53 only,  the Rent
Commencement  Date shall mean July 15, 1999.

() In order to secure the prompt payment of Minimum Rent and Additional Rent under the Lease (the "Lease Liabilities") Tenant has on this date delivered to Landlord a letter of credit Number SB-902185-0101, in favor of Landlord as the beneficiary, issued by The First National Bank of Maryland in the initial amount of Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00), together with all renewals and extensions thereof and substitutions therefor, and all cash proceeds thereof (all of the foregoing are herein collectively referred to as the ("Letter of Credit"). The Letter of Credit shall provide by its Terms that, if Landlord has not notified the issuer of the occurrence of an event of default, the amount thereof shall be reduced by the sum of (i) Fifty Thousand Dollars and 00/100 Dollars ($50,000.00) on the third anniversary of the Rent Commencement Date; (ii) One Hundred Thousand and 00/100 Dollars ($100,000.00) on the fourth anniversary of the Rent Commencement Date; (iii) One Hundred Thousand and 00/100 Dollars ($100,000.00) on the fifth anniversary of the Rent Commencement Date; (iv) Fifty Thousand and 00/100 Dollars ($50,000.00) on the sixth anniversary of the Rent Commencement Date. At no time during the term of this Lease (including renewals) shall the Letter of Credit be less than Fifty Thousand 00/100 Dollars ($50,00.00). In the alternative, Tenant may provide an initial Letter of Credit in the amount of Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00) expiring on the third anniversary of the Rent Commencement Date, in which event, Tenant shall provide to Landlord not later than thirty (30) days prior to such date, a replacement Letter of Credit in the amount then required to be maintained by Tenant under this Lease, providing for an additional term of not less than one (l) year. If Tenant fails to renew or replace the Letter of Credit as aforesaid, Landlord may present the Letter of Credit for payment by the issuer thereof, and retain the proceeds of the Letter of Credit as the Security Deposit under this Lease, and, if Landlord retains the proceeds of the Letter of Credit as the Security Deposit, Landlord may commingle the deposit with its own funds. If Tenant defaults in the payment of rent or in the performance or observance of any other obligations to be performed on its part under this Lease and does not cure such default within any notice and cure period provided for in this Lease, Landlord may present the Letter of Credit for payment by the issuer thereof and apply the proceeds to payment of Minimum Rent or Additional Rent in default, and/or to the prepayment of the Minimum Rent for any subsequent period of the term and/or to any amount to which Landlord may be entitled under this Lease; and Tenant shall promptly thereafter restore the Letter of Credit to the original amount above specified. The right of Landlord to apply the Proceeds of the Letter of Credit as above specified shall not be construed as a limitation upon Landlord's right to invoke any other remedy available under this Lease or at law or equity for breach of this Lease, or to collect the full amount of damages owing by Tenant on account of such breach. If, by reason of Tenant's default under this Lease, Landlord terminates this Lease at any time or reenters the Premises, Landlord may, at its option, either retain the Proceeds of the Letter of Credit as liquidated damages (applying against the damages which it suffers but without waiving its rights to recovery of additional damages to which it may be entitled) or apply it to the monthly installments of Minimum Rent and other amounts payable under this Lease hereunder in inverse order of accrual.

() The Letter of Credit shall be issued to Landlord, shall be unconditional (i.e., without requirements or conditions for presentation, honor or payment), except as expressly provided for below, and shall be irrevocable during its stated term. The Letter of Credit may state or require that, at the time that Landlord presents the Letter of Credit for payment, such presentation shall be accompanied by a written statement executed by any person purporting to be an authorized officer of the general partner of Landlord as follows:

         This shall certify that a default by Tenant in the payment of rent has occurred and is continuing under that certain Lease dated ____________ by and between Dulles North Office Park II Corporation, as Landlord, and e.spire Communications as Tenant. Any notice or notices of default required by such Lease have been given by Landlord to Tenant and Tenant has not cured within any period for cure provided for in the Lease. Based upon the foregoing, Landlord hereby presents Letter Credit No. SB-902185-0101 for payment and hereby demands that the issuer thereof draw upon such Letter of Credit and remit the proceeds of the Letter of Credit to Landlord."

() Any Letter of Credit which has an expiration date prior to the expiration date of the term of this Lease (including any Option Terms exercised by Tenant) shall also provide that Landlord may present the Letter of Credit for payment when accompanied by the following written statement:

         "Tenant has failed to renew or replace the Letter of Credit prior to ten (10) days before its expiration date, and Landlord is accordingly entitled to draw upon the Letter of Credit."

() The Letter of Credit shall also expressly state and provide that the issuer is entitled to rely on any statement in the forms provided above which purports on its face to be executed by an officer of Landlord, and that the issuer is not obligated to verify the authority of any such person to execute any such statement on Landlord's behalf, nor shall the issuer be liable in any manner whatsoever if any such statement is found to have been improperly delivered by Landlord, or if such statement is delivered by a person not duly authorized to do so on Landlord's behalf.

() In addition to all other rights available to it under applicable laws or otherwise: (a) Landlord, in conjunction with the assignment, pledge, or transfer of its interest as Landlord under the Lease, shall have the right to assign therewith Landlord's rights in the Letter of Credit, and any assignee, pledges, or transferee shall have the rights of Landlord hereunder with respect to the Letter of Credit so assigned, pledged, or transferred, and Landlord shall be thereafter relieved from all duties with respect to any such Letter of Credit; provided Landlord provides Tenant with written documentation evidencing such assignment, pledge or transfer.

 . Additional Area. Subject to the federal, state and local laws, ordinances and regulations, Tenant may utilize an exterior area of not more than seven hundred fifty (750) square feet unless approved by Landlord, such approval not to be unreasonably withheld or delayed (hereinafter referred to as the "Additional Area") adjacent to the Building which shall be located in an area to be agreed upon by Landlord and Tenant solely to install, operate, maintain, repair and replace during the term of this Lease, at its sole cost and expense, a generator or generators of sufficient capacity to provide approximately 2,500 kilowatts and an appropriately sized fossil fuel storage tank, together with related wiring, piping and equipment including pipes and conduit to and from the Premises to the generator, and for no other purpose whatsoever. Tenant, at its sole cost and expense, shall maintain the Additional Area in a safe, clean and orderly condition. All work in the Additional Area shall be performed in accordance with Article 9. The Additional Area shall be deemed to be a part of the Premises for all purposes of the Lease including without limitation, Articles 7, 8, 9, 12, l 3, 17, l8, 21 and 23. All local, state or federal permits necessary for the use of the Additional Area shall be obtained for the Tenant by Landlord at Tenant's sole cost and expense and prior to the use herein contemplated. Tenant shall have its public liability and other insurance policies endorsed to include the Additional Area as a part of the Premises.

Any parking spaces displaced by the Additional Area shall be deducted from Tenant's parking allotment under Article 22. Tenant shall install, at its sole cost and expense, ballards or fencing with locks, to secure same, around this Additional Area to protect its emergency generator and fuel storage tank.

 . Landlord  Wavier.  Landlord  waives any lien rights it may have concerning the
telecommunications   equipment,  cabling.  Wiring  and  related  equipment  (the
"Network Operation Center Equipment") which are deemed Tenant's personal property and not fixtures, and the Network Operation Center Equipment may be removed at any time without Landlord's consent. Landlord acknowledges that Tenant has entered into a financing arrangement including promissory notes and financial and security agreements for the financing of the Network Operation Center Equipment (the "Network Operation Center Equipment") with a third party financing entity (and may in the future enter into additional financing arrangements with other financing entities). In connection therewith, Landlord
(i) consents to the installation of the Network Operation Center Equipment; (ii) disclaims any interest in the Network Operation Center Equipment, as fixtures or otherwise; and (iii) agrees that the Telecom Equipment shall be exempt from execution, foreclosure, sale, levy, attachment, or distress for any Rent (or additional rent) due or to become due.

 . Services of Landlord. Landlord shall furnish reasonably adequate services and management for gardening and landscaping of the Property; removal of snow, trash, rubbish, garbage and other refuse and such other matters as fall within the definition of Annual Operating Costs as defined in Subparagraph 5(f) above. Notwithstanding the above, Landlord shall not be liable for failure to furnish or for suspension or delay in furnishing such services or management due to
breakdown,   maintenance  or  repair  work,   strike,   riot,  civil  commotion,
governmental action or any other cause beyond the reasonable control of Landlord, or for the interruption of service for reasonable periods in connection with construction work being performed on the Premises, Building or Property, but Landlord shall use reasonable efforts not to affect Tenant's use of the Premises, Building or Property as a result thereof. Interruption of service(s) that continues beyond three (3) consecutive days shall entitle Tenant to an abatement of rent.

IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal on the day and year first above written.

ATTEST:                                  LANDLORD:
                                         Dulles North Office Park II Corporation

                                         By:

___________________________________      By:________________________________
(SEAL)
                                         Name (Print):________________________
                                         Title:_______________________________
ATTEST/WITNESS:                          TENANT:


___________________________________      By:________________________________
(SEAL)
                                         Name (Print):________________________
                                         Title:_______________________________

                                     Tenant's Tax I.d. Number or Social Security

                                     Number:_________-_________-_________

                                    EXHIBIT A

                                DEMISED PREMISES

                                    EXHIBIT B

                              RULES AND REGULATIONS

 . No advertisement, or other notice, shall be inscribed, painted or affixed on any part of the outside or inside of said Building, except of such order, size and style, and at such places as shall be designated by Landlord. All signs will be supplied for tenants by Landlord, the cost of the signs to be charged to and paid for by tenants.

 . The sidewalks and entry passages shall not be obstructed by tenants, or used by them for any purpose other than for ingress and egress. The floors, and skylights and windows that reflect or admit light into any place in said Building, shall not be covered or obstructed by tenants without Landlord's approval which shall not be unreasonably withheld or delayed. The water closets and other water apparatus, shall not be used for any other purpose than those for which they were constructed and no sweepings, rubbish, or other obstructing substances shall be thrown therein. Any damage resulting to them, or to associated systems, from misuse, shall be repaired by tenant who, or whose clerks, agents, invitees, or servants shall cause it.

 . No tenant shall do or permit to be done in said Premises, or bring or keep anything therein, which shall in any way obstruct or interfere with the rights of other tenants or in any way injure or annoy them. Tenants, their clerks and servants, shall maintain order in the Building, shall not make or permit any improper noise in the Building or interfere in any way with other tenants or those having business with them. Nothing shall be thrown by Tenants, their clerks or servants, out of the windows, doors or skylights of the Building. No rooms shall be occupied or used as sleeping or lodging apartments at any time. No part of the Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices, and no intoxicating liquor or liquors shall be sold in said Building.

 .        It is  understood  and agreed that the  Landlord  shall not be responsible to any tenant for any loss of property from rented premises, however occurring.

 .        No animals (other than guide dogs) shall be allowed in the office, halls,  corridors,  or elsewhere in the Building.

 . All tenants and occupants shall observe strict care not to leave their doors open when it rains or snows, and for any fault or carelessness in this respect shall make good any injury sustained by other tenants, and to Landlord for damage to paint, plastering or other parts of the Building resulting from such default or carelessness. No alterations shall be made to any part of the Building by putting up or changing any partitions, doors or windows, nor shall there be any connection made to the electric wires or electric fixtures, or plumbing lines nor shall there be any penetrations through the walls, floor or roof without the consent in writing on each occasion of Landlord or its Agent except as otherwise specifically provided in the Lease. All glass, locks and trimmings in or upon the doors and windows of the Building shall be kept whole and, when any part thereof shall be broken, the same shall be immediately replaced or repaired and put in order under the direction and to the satisfaction of Landlord, or its Agent, and shall be left whole and in good repair. Tenant shall not injure, overload or deface the Building, the woodwork or the walls of the Premises, nor carry on upon the Premises any noise some, noxious, noisy, or offensive business.

 . Fifty-five (55) keys will be provided upon initial occupancy; the charge for additional keys shall be Five Dollars ($5.00) each. No additional locks or latches shall be put upon any door without written consent of Landlord. Tenants, at termination of their lease of the premises, shall return to Landlord, all keys to doors in the Building.

 .        Landlord  in all cases  retains  the power to  prescribe  the weight and  position  of iron safes or other heavy articles.

 . The tenant shall not (without the Landlord's prior written consent) install or operate any electric heating device, steam engine, boiler, machinery or stove upon the Premises, or carry on any mechanical business thereon subject to Landlord's approval, or do any cooking thereon, or use or allow to be used upon the Demised Premises oil, burning fluids, camphene, gasoline or kerosene for heating, warming or lighting. No article deemed extra hazardous on account of fire and no explosives shall be brought into said Premises. No offensive gases or liquids will be permitted.

 . If tenants desire blinds or window covering, other than those provided by Landlord, if any, they must be of such shape, color and material as may be prescribed by Landlord, and shall be erected with Landlord's prior consent and at the expense of said tenants. No awnings shall be placed on said Building.

 .        Except for the storage of trash or rubbish in  dumpsters  provided by
Landlord,  Tenant  shall not permit storage of any kind outside of the Premises.

 . Tenants and occupants shall observe and obey all parking and traffic regulations as imposed by Landlord on the Property. Landlord in all cases retains the power to designate "No Parking" zones, traffic right of ways, and general parking area procedures.

 . Tenant shall instruct all delivery companies that any vehicles making deliveries to the Demised Premises shall use the truck access road provided for such use and park only in designated loading areas.

 .        Unless  otherwise  agreed  upon,  in  writing,  Landlord  will  arrange and contract for all heating, ventilating and air conditioning maintenance and repairs.

 . Except as otherwise specifically provided in the Lease, neither Tenant, nor Tenant's agents, invitees, or contractors shall be permitted access to the roof of the Building.

 . The Landlord reserves the right to make such other rules and regulations as in its judgement may from time to time be needed for the safety, care and cleanliness of the Premises, and for the preservation of order therein Landlord agrees that it will use diligent, commercially reasonable efforts to enforce the rules and regulations in a non-discriminatory manner.

 . Violation of these rules, or any amendments thereof or additions thereto, which continues for twenty (20) days after written notice from Landlord to Tenant, shall be sufficient cause for termination of this Lease at the option of Landlord.

                                    EXHIBIT C

                           OUTLINE OF LANDLORD'S WORK:
                                "COLD DARK SHELL"

Landlord shall perform the work described below in accordance Landlord's Plans.

 .        FRAME

         A structural frame of steel, concrete or masonry construction, or any combination of these, with a floor design to carry and provide for 150 psf load. Clear height to the bottom of the roof joists shall be approximately 13'-6" to 14'-6" except in Tenant's "Repository", approximately 6,000 sf in the rear of the Premises, which shall be a minimum of 16'-0".

 .        ROOF

         A roof system, as designed by Landlord and in accordance with applicable building codes.

 .        EXTERIOR WALLS

         Exterior building walls shall be of non-combustible construction as provided by Landlord. Landlord will provide a brick exterior in the front of the building and a painted block (Standard CMU) exterior at the rear of the building.

 .        FLOOR SYSTEM

         Landlord will provide a 5" thick concrete floor slab.

 .        PLUMBING

         Landlord will provide a 4" sanitary waste line to the building to be shared by all tenants. Tenant shall be solely responsible for all costs of obtaining required water meter(s).

 .        ELECTRICAL SERVICE

         Landlord will provide 2,000 Amps to the building via a 480/277 volt, 3-phase, 4-wire electrical service, to be shared by all tenants.

         Tenant shall apply to the local utility company to have electric service established in its name and shall be solely responsible for all costs of obtaining such service and for all costs of providing and installing the required electric meter(s).

 .        FIRE PROTECTION

         Landlord will provide a complete, automatic wet sprinkler system, installed facing the underside of the roof deck. Landlord will provide approximately one sprinkler head per 150 sf of Premises with sprinkler heads turned up.

 .        STOREFRONT

         Landlord will construct a complete storefront including, without limitation, glass and glazing and door(s).

                                    EXHIBIT D

                            COMMENCEMENT AND ESTOPPEL


THIS COMMENCEMENT AND ESTOPPEL  AGREEMENT is made and entered into this ____ day
of   __,   19__,   by   and   between   ____________________    ("Tenant")   and
_________________ _________________________ ("Landlord").

WHEREAS,  Landlord and Tenant have  heretofore  entered into that certain  Lease
Agreement    dated    ________   (the    "Lease"),    for   certain   space   at
____________________ .

WHEREAS,   paragraph  ____  of  the  Lease  provides  for  the  execution  of  a commencement agreement specifying the commencement date of the term of the Lease;

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each party hereby warrants and represents to the other as follows:

 .        That Tenant is in full and complete possession of the Demised Premises, such possession having been delivered by the Landlord and having been accepted by the undersigned.

 .        That the Landlord's improvements,  if any, and the space required to be furnished by the terms of the Lease have been completed in all respects and are open for the use of the Tenant, its customers, employees and invitees.

 .        That all duties of an inducement nature required of the Landlord in said Lease have been fulfilled.

 .        That said Lease is in full force and effect;  that there is no existing default on the part of the Landlord in the terms thereof; and that, except as hereinafter set forth, said Lease has not been amended, modified, supplemented or superseded: ____________________ [insert "N/A" if not applicable].

 .        That no rents have been prepaid except as provided by said Lease;  that
         Tenant does not now have or hold any claim against Landlord which might be set off or credited against future accruing rent.

 .        That  Tenant  has  received  no  notice  of  a  prior  sale,  transfer, assignment, hypothecation or pledge of the said Lease or of the rents secured therein, except to Landlord.

 .        That the Rent  Commencement  Date for the  Lease is the ____ day of
         ________,  19__ and the  Lease  shall
         expire at midnight on the ____ day of ________, 19__.

 .        Any agreement,  obligation, or liability made, entered into or incurred
         by  or  on  behalf  of  Landlord  binds  only  its  property,   and  no
         shareholder, trustee, officer, or agent of the Landlord assumes or shall be held to any liability therefor.

IN WITNESS WHEREOF, the parties hereto do hereby execute this Agreement under seal on the day and year first above written.

ATTEST:                                    TENANT:

                                            -----------------------------------

___________________________________         By:________________________________
Secretary                                   Printed Name:_______________________
                                            Its:________________________________
ATTEST:                                     LANDLORD:

                                            -----------------------------------

___________________________________          By:________________________________
                                             Printed Name:______________________
                                             Its:_______________________________

                                    EXHIBIT E

OPTION SPACE